Exhibit 10.12

                       [GRAPHIC OMITTED][GRAPHIC OMITTED]

                             SUBSCRIPTION AGREEMENT

                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.

1. SUBSCRIPTION: The undersigned, __________________ (the "Subscriber") hereby subscribes for the purchase of _________ shares (the "Shares") of common stock, $.001 par value (the "Common Stock"), of Environmental Solutions Worldwide, Inc., a Florida corporation (the "Company"), in consideration of the sum of $.40 per share of Common Stock for an aggregate purchase price of $__________ and submits the total subscription price with this Subscription Agreement (the undersigned's "Subscription").

         The undersigned's subscription is subject to the following terms and conditions:

         a. No certificate(s) for the Shares will be issued to the undersigned until the entire subscription price as set forth in Paragraph 1 above is paid; and

         b. The subscription by a subscriber must be accepted by the company.

         c. The certificate(s) representing the Shares delivered pursuant to this Subscription Agreement shall bear a restrictive legend substantially as follows:

                  The securities evidenced hereby have not been registered under the Securities Act of 1933, as amended, nor any other applicable securities act (the "Acts"), and may not be sold, transferred, assigned, pledged or otherwise distributed, unless there is an effective registration statement under such Acts covering such securities or the Company receives an opinion of counsel for the holder of these securities (concurred on by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from or in compliance with the registration and prospectus delivery requirements of such Acts.

2. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER. The Subscriber hereby represents and warrants to the Company:

         a. THE UNDERSIGNED SUBSCRIBER UNDERSTANDS THAT THE COMMON STOCK BEING OFFERED HEREBY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES AGENCY OR ANY FOREIGN SECURITIES AGENCY.

         b. The undersigned Subscriber is not an underwriter and is acquiring the Shares solely for investment for his, her or its own account and not with a view to, or for, resale in connection with any distribution in violation of any federal securities act, state securities act or any other applicable federal or state laws;

         c. The undersigned Subscriber understands the speculative nature and risks of investments associated with the Company, and confirms that the Shares would be suitable and consistent with his, her or its investment program; that his, her or its financial position enable him, her or it to bear the risks of this investment; and that there is no public market for the Shares subscribed for herein;

         d. The Shares subscribed for herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of, if such disposition will violate any federal and/or state securities acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether or not voluntary;

         e. Except as set forth in Section 4 hereof, the Company is not required to register or seek an exemption from registration under any federal securities act, state securities act, or any foreign securities act respecting the offer and issuance of the Shares.

         f. The Subscriber has had the opportunity to ask questions of the Company and has received additional information from the Company to the extent that the Company possessed such information, necessary to evaluate the merits and risks of any investment in the Company. Further, the Subscriber has been given an opportunity to question the appropriate executive officers of the Company; and, copies of all registration statements and reports filed with the United States Securities and Exchange Commission (the "SEC"), including the company's most recent 10-KSB, 10-QSB, Proxy statement, and periodic reports as filed on Form 8-K (the "SEC Reports").

         g. The Subscriber has sufficient knowledge and experience in financial matters to evaluate the merits and risks of this investment and further, the Subscriber is capable of reading and interpreting financial statements;

         h. The Subscriber acknowledges that it is an "accredited investor" within the meaning of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Securities Act"); and

         i. The Subscriber acknowledges that if he, she or it is a resident of the State of Florida, he, she or it has the privilege of declaring this transaction null and void, provided that the Subscriber communicates such intention to the Company in writing within three (3) days of the of the tender of his, her or its consideration.




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



3. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF COMPANY: The Company hereby represents and warrants to, and agrees with, the Subscriber as follows:

         a. ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Florida and is qualified to transact business and is in good standing as a foreign company in every jurisdiction in which its ownership, leasing, licensing, or use of property or assets or the conduct of its business makes such qualification necessary, except in such jurisdictions where the failure to be so qualified or in good standing would not have a material adverse effect on the business, results of operations, financial condition, or prospects of the Company. The Company has all required power and authority to own its property and to carry on its business as now conducted and proposed to be conducted.

         b. VALIDITY OF TRANSACTION. The Company has all requisite power and authority to execute, deliver, and perform this Agreement and to issue the Shares to the Subscriber. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance of this Agreement and to authorize the issuance and sale of the Shares. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company enforceable in accordance with its terms.

         c. CONSENTS. Except as to filings which may be required under applicable state securities regulations, no consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or of any court or other tribunal is required by the Company in connection with the transactions contemplated hereby. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or by which any of its properties or assets is bound, is required for the execution, delivery, or performance by the Company of this Agreement and the execution, delivery, and performance of this Agreement by the Company will not violate, result in a breach of, conflict with, or entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate or result in a breach of any term of the Certificate of Incorporation or the By-laws of the Company, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, business, properties, or assets is subject.

         d. ISSUANCE; Authorization. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable. The issuance, sale and delivery of the Shares to be issued are duly authorized, have been reserved for issuance and, upon issuance in accordance with the terms hereof, will be validly issued, fully paid, and non-assessable, will not have been issued in violation of any pre-emptive right of the equity holders, and the Subscriber will have good title to the Shares, free and clear of all liens, security interests, pledges, charges or encumbrances of any kind.

         e. NO VIOLATION OR CONFLICT; NO DEFAULT. Neither the nature of the business of the Company nor the execution, delivery or performance of this Agreement, or any related documents by the Company, nor the compliance with its obligation hereunder or thereunder, nor the consummation of the transactions contemplated hereby, nor the issuance, sale or delivery of the Shares will:

                  (1) Violate or conflict with any provisions of the Company's Certificate of Incorporation or By-laws;

                  (2) Violate or conflict with any applicable laws, except where such violation would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), earnings, properties, business, prospects or results of operations of the Company (a "Material Adverse Effect");

                  (3) Violate, be in conflict with, or constitute a breach or default (or any event which, with the passage of time or notice or both, would become a default under), or permit the termination of, or require the consent of any person or entity under, result in the creation or imposition of any lien or other encumbrance upon any property of the Company under, result in the loss by the Company or modification in any manner adverse to the Company of any right or benefit under, or give to any other person or entity any right of termination, amendment, acceleration, repurchase or repayment, increased payments or cancellation under, any mortgage indenture, note, debenture, agreement, lease, license, permit, franchise or other instrument or obligation, whether written or oral (collectively, "Contracts") to which the Company is a party or by which their properties may be bound or affected except as would not, individually or in the aggregate, reasonable be expected to have a Material Adverse Effect; or

         (4) The Company is not in default under any Contract, the Certificate of Incorporation or the By-laws of the Company or any applicable judgments or orders, except where such default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         f. Offering. Subject in part to the truth and accuracy of the Subscriber's representations set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration of any applicable state and federal securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption. The foregoing representation applies only to federal and state laws. The Company expresses no opinion with respect to foreign law.

         g. Patents, Trademarks, etc. To the Company's knowledge, the Company owns, or has the right to use, all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights necessary to its business as now conducted without conflicting with or infringing upon the right or claimed right of any person under or with respect to any of the foregoing. Except for hardware and software licenses entered into in the ordinary course of business, the Company is not bound by or a party to any options, licenses or agreements of any kind with respect to patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights of any other person or entity. The Company has not received any communications alleging that the Company has violated the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. The Company is not aware of any violation by a third party of any of the Company's patents, trade marks, service marks, trade names, copyrights, trade secrets or other proprietary rights.

         h. Litigation, etc. To the best of the Company's directors and executive officers knowledge and except as stated herein on
                  Schedule 3(h) hereto, there is no action, suit, proceeding or investigation pending or threatened in writing, against the Company or any of its officers, which, either in any single case or in the aggregate, would result in any material adverse change in the business, properties, financial condition, results of operations or prospects of the Company, or in any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or in any material liability on the part of the Company, and none which questions the validity of this Agreement, with the exception of an informal investigation initiated by the SEC. (See Form 10 KSB and 10QSB Legal proceedings). The Company is not a party or subject to any writ, order, decree or judgment, and there is no such action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

         i. Foreign Corrupt Practices Act. Neither the Company nor any director, officer, agent, or other person acting on behalf of the Company has, in the course of his or its actions for or on behalf of the Company violated any provision of the United States Foreign Corrupt Practices Act of 1977, as amended or the regulations there under.

         j. Related Party Transactions. Except as set forth in the SEC Reports, no director, officer or affiliate of the Company or a related party thereto is a party to any material transaction, arrangement or agreement with the Company.



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


         k. Disclosure. All information relating to or concerning the Company set forth in this Subscription Agreement and the SEC Reports is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. The Company has timely filed all SEC Reports, including for purposes of determining the availability of Form S-3. No event or circumstance, including claim or litigation proceeding, whether actual or threatened, has occurred or exists with respect to the Company or its business or property or financial condition which has not been publicly disclosed or which has not been disclosed to Subscriber.


4.       REGISTRATION OF SHARES:

         a. The Company agrees to file a registration statement for all shares of Common Stock owned by the Subscriber (including the Shares) and all shares of Common Stock issuable to the Subscriber upon exercise or conversion of warrants or other convertible securities of the Company within one hundred and twenty (120) days of the Company's acceptance of the subscription. The registration statement shall be on Form S-3 or such other appropriate form that the Company is then eligible to file for the registration and resale of the Shares. The Company shall use its best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its best efforts to keep such registration statement continuously effective under the Securities Act until the earlier of (i) sale of all of the Common Stock registered thereunder or (ii) the date on which all of the shares of Common Stock registered thereunder may be resold by the Subscriber without registration by reason of rule 144(k) under the Securities Act. The Company shall pay all expenses incident to such registration other than selling commissions of the Subscriber. The Company shall furnish the Subscriber such numbers of copies of a prospectus complying with the requirements of the Securities Act, and such other documents as the Subscriber may reasonably request in order to facilitate the public sale or other disposition of the Common Stock (including the Shares) beneficially owned by the Subscriber.

         b. The Company will indemnify and hold harmless the Subscriber, its officers, trustees, directors and each underwriter of such securities referred to above, and any person who controls such Subscriber or underwriter within the meaning of Section 15 of the Securities Act, against all claims, actions, losses, damages, liabilities and expenses (including reasonable legal fees), joint or several, to which any of such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon (i) any untrue statement of any material fact contained herein or in any registration statement under which such securities referred to above were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission to state herein or therein a material fact required to be stated herein or therein or necessary to make the statements herein or therein not misleading; (ii) any violation of United States of America state or federal securities laws; (iii) any failure by the Company to fulfill and perform any agreement, covenant or undertaking herein or
                  (iv) any failure or breach of the representations and warranties of the Company set forth in Section 3 to be accurate, and will promptly reimburse such Subscriber, its officers, trustees, directors and each underwriter of such securities, and each such controlling person or entity for any legal and any other expenses reasonably incurred by such Subscriber, such underwriter, or such controlling person or entity in connection with investigating or defending any such loss, action, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises directly out of or is based primarily upon an untrue statement or omission made in said registration statement, said preliminary prospectus or said prospectus, or said amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Subscriber or such underwriter specifically for use in the preparation thereof.

         c. At any time when a prospectus relating to the sale of Common Stock (including the Shares) by the Subscriber is required to be delivered under the Securities Act, the Company will promptly notify the Subscriber of the happening of any event, upon the notification or awareness of such event by an executive officer of the Company, as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state a material fact required to stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

         d. With a view to making available to the Subscriber the benefits of Rule 144 promulgated under the Securities Act, the Company agrees that it will use its best efforts to maintain registration of its Common Stock under Section 12 or 15 of the Exchange Act and to file with the SEC in a timely manner all reports and other documents required to be filed by an issuer of securities registered under the Exchange Act so as to maintain the availability of Rule 144 promulgated under the Securities Act. Upon the request of any record owner, the Company will deliver to such owner a written statement as to whether it has complied with the reporting requirements of Rule 144 promulgated under the Securities Act

5.       STATUS OF PURCHASER:

         [X] I am not a member of, or an associate or affiliate of a member of the National Association of Securities Dealers.

6. CONDITIONS. As a condition of Subscriber's subscription offered hereby, all representations, warranties and agreements in Section 3 hereof shall be true and correct. In addition, the Company shall provide or cause to be provided to Subscriber copies of board resolutions approving the issuance of the Securities as well as a legal opinion respecting the due organization and standing of the Company as well as the authorization and issuance of the Securities each in form and substance as is customary in transactions as contemplated hereby.

7. MISCELLANEOUS: This Subscription Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives. The law of the state of New York shall govern the rights of the parties to this Agreement. This Agreement is not assignable without the prior written consent of the Company, and any attempt to assign any rights, duties or obligations which arise under this Agreement without the Company's prior express written consent shall be void.



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


         a. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but, when taken together, shall constitute a single instrument.

         b. Entire Agreement. This Agreement shall constitute the entire agreement between the parties respecting the matters contemplated hereby and shall super cede any other prior oral or written agreement or understanding respecting such matters.

         c. Survival. The agreements, representations and warranties contained herein shall survive the closing of the transactions contemplated herein.

         d. Brokers and Commissions. The Company shall be responsible for the payment of any finders' fees relating to or arising out of the transactions contemplated hereby.







                              THE REMAINDER OF THIS
                               PAGE INTENTIONALLY
                                   LEFT BLANK

         The undersigned Subscriber hereby declares and affirms that he or she has read the within and foregoing Subscription Agreement, is familiar with the contents thereof and agrees to abide by these terms and conditions therein set forth, and knows the statements therein to be true and correct.


              IN WITNESS WHEREOF, the parties have executed this Subscription Agreement this day of August, 2001, at New York, New York.


SUBSCRIBER

                                      No. of Shares:                    ________
                                      Aggregate Subscription Price:    $________



By:      __________________

Name:    __________________

Title:   __________________

ACCEPTED BY:

ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC.


By       ______________________________

Name:    ______________________________

Title:   _______________________________








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Schedule 3(h)
                                Litigation, Etc.


Litigation, etc. With the exception of a formal investigation initiated by the United States Securities and Exchange. (See Accompanied Note) The Company is not a party or subject to any writ, order, decree or judgement, and there is no such action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

The company in 2nd quarter of 2001 was undergoing a formal investigation by the SEC. The investigation was based on what SEC calls "Pump and Dump" situation. The company has no further involvement in the investigation except fully co-operating with the SEC. The company was a victim of an article published in March 2000, by Access One Financial in California, giving a purchase recommendation of the companies stock, predicting a $15.00 price per share by December 2000. Neither the company nor any of its officers had any knowledge or involvement of this article being published and the company published a press release denying the content of the article, and also clarified the factual statements in this article. The individuals involved in publishing this article including Access One Financial are presently being investigated for selling shares during this time, the shares rose to $7.50 high in March / April from $4.50. To the best of the Company's knowledge, the investigation has not been active and neither the Company nor its officers have received any notification from the SEC since April 2001 respecting any of the foregoing matters.
















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                       INVESTOR SUITABILITY QUESTIONNAIRE

         Federal securities and state securities laws require that offers of securities be confined to persons who meet certain eligibility criteria in order not to violate the registration provisions of the Securities Act of 1933 and state securities acts. Accordingly, you should carefully and accurately set forth the information requested below:

1.       PERSONAL

         Name __________________________________________________________________
         Address (including zip code)___________________________________________
         _______________________________________________________________________
         _______________________________________________________________________
         Social Security No. ___________________________________________________
         Telephone Number (including area code) ________________________________
         Home:_______________________      Business: ___________________________
         Age:________________________

2. EDUCATIONAL BACKGROUND

         High School Graduate                        [   ] Yes        [   ] No
         College Graduate                            [   ] Yes        [   ] No
         Where _________________________________________________________________
         Subject Major__________________________________________________________
         Post Graduate or Professional Degree        [   ] Yes        [   ] No
         Where _________________________________________________________________
         Subject _______________________________________________________________
         Degrees _______________________________________________________________

3.       OCCUPATION

         What has been your principal occupation during the last five years?

         _______________________________________________________________________

         What have been your principal duties and responsibilities?

         _______________________________________________________________________

4. INVESTMENT EXPERIENCE

         Have you invested in real estate? (other than residences) Explain nature and location.

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________



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


         Have you invested in tax shelters? Please indicate type, nature and amount.

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________


         Have you ever invested in limited partnerships or partnerships? If yes, please give details.

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________


         Have you invested in stocks, bonds or other types of securities? (including commodities futures, options, etc.) Explain type, nature and amount.

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________


5.       FINANCIAL
         What is your present annual income?

              [   ]  Below $25,000                [   ]  $125,000 - $150,000
              [   ]  $25,000 - $50,000            [   ]  $150,000 - $175,000
              [   ]  $50,000 - $75,000            [   ]  $175,000 - $200,000
              [   ]  $75,000 - $100,000           [   ]  $200,000 - $300,000
              [   ]  $100,000 - $125,000          [   ]  $300,000 - $1,000,000

         What is your "investment" net worth? (This means your net worth exclusive of residence, automobiles, pleasure boats, furniture, jewellery, artwork and personal effects.) Please be conservative in estimating value of real estate and other non-liquid investments.

         _______________________________________________________________________
         _______________________________________________________________________
         _______________________________________________________________________


6. I/We, the undersigned, hereby represent and warrant to the Company, the following:

         a. THAT THE UNDERSIGNED IS AWARE THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATORS; THAT THE UNDERSIGNED IS NOT AN UNDERWRITER;

         b. THAT THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY FOREIGN SECURITIES AGENCY AND THE STOCK HAS NOT BEEN REGISTERED WITH ANY FEDERAL, STATE, OR FOREIGN SECURITIES AGENCY;

         c. THAT THE UNDERSIGNED WOULD BE ACQUIRING THE SECURITIES SOLELY FOR HIS OR HER OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR, RESALE IN CONNECTION WITH ANY DISTRIBUTION OF THE SECURITIES WITHIN THE MEANING OF THE FEDERAL SECURITIES ACT OR ANY STATE SECURITIES ACTS; and,

         d. THAT THE UNDERSIGNED REPRESENTS AND WARRANTS HIS OR HER UNDERSTANDING OR THE SPECULATIVE NATURE AND RISKS OF INVESTMENT ASSOCIATED WITH THE COMPANY AND CONFIRMS THAT THE SECURITIES WOULD BE SUITABLE AND CONSISTENT WITH HIS OR HER INVESTMENT PROGRAM AND THAT HIS OR HER FINANCIAL POSITION ENABLE HIM OR HER TO BEAR THE RISKS OF THIS INVESTMENT.

         I/We hereby certify that the above information is true accurate and complete to the best of my/our knowledge and belief, and the I/we am/are a bona fide resident(s) of _______________ for all purposes, and that my/our residence address is as set forth below. I/We further certify that I/we am/are not purchasing said Securities for or on behalf of, or with the intention of transfer, gift, resale or distribution.

                                            INVESTOR


                  ________________________________________________
                  Signature

                  ________________________________________________

                  Spouse's Signature (if applicable)

                  ________________________________________________
                  Address

                  ________________________________________________
                  City, State and Zip Code

                  ________________________________________________
                  Area Code and Telephone Number

                     PURCHASER REPRESENTATIVE QUESTIONNAIRE

         This Questionnaire is being furnished in connection with the proposed offer and sale of the Securities to a number of qualified investors without registration under the Securities Act of 1933 (the "Act") in reliance on an exemptions pursuant to Section 4(2) of the Act.. The availability of such exemption depends, in part, on a determination that each purchaser does not require the protection that would be afforded by registration of the Securities under the Act.

         The information supplied in response to this Questionnaire will be used in determining whether the representatives of certain purchasers of the Securities meet certain requirements established by the Company; such information will be kept confidential and will not be disclosed except to the Officers of the Company and its counsel and, if HOWEVER, THE NAMES AND ADDRESSES OF ALL PURCHASER REPRESENTATIVES SHALL BE DISCLOSED TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY THE SECURITIES AND EXCHANGE COMMISSION.

         Terms used herein and not defined herein have the meanings attributed to them by the Securities Act of 1933, as amended.

1.       Full name of Purchaser Representative:

         ________________________________________________

2.       Full address of Purchaser Representative:

         ________________________________________________

3.       Full name(s) of Purchaser(s):

         ________________________________________________

4. Is the Purchaser Representative an affiliate, director, officer, or other employee of the Company or the beneficial owner of 10% or more of any class or equity securities or 10% or more of any equity interest in such Company? ("Affiliate" of a person means a person that directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with such person.)

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         ________________________________________________

         ________________________________________________


5. Is the Purchaser related to the Purchaser Representative by blood, marriage or adoption, no more remotely than as first cousin?

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         ________________________________________________

         ________________________________________________

6.       What is the business of the Purchaser Representative?

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________



7. Has the Purchaser Representative ever acted in such capacity for other persons prior to this time?

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________


8. What is the educational background of the Purchaser Representative or its agent?

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________



9. Has the Purchaser Representative participated previously either as an investor or as a person giving advice with respect to private placements of securities?

         _______________________________________________________________________

         _______________________________________________________________________

         _______________________________________________________________________



10. Has an order of censure ever been issued from the Securities and Exchange Commission against the Purchaser Representative relating to such Purchaser Representative's failure to properly fulfill its duties under the securities laws.

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         _______________________________________________________________________

         _______________________________________________________________________

11. Has the Purchaser Representative ever been a defendant in a lawsuit in which it was alleged that such Purchaser Representative or its agents had failed to properly fulfill its (their) duty(ies) under the securities laws?

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         _______________________________________________________________________

         _______________________________________________________________________


12. Are there any material relationships, during the past two years, presently existing or understood to be contemplated in the future between the Purchaser Representative or its affiliates and the Company and its Officers or Directors or their affiliates? ("Material" means any relationship that a reasonable investor might consider important in making of the decision whether to acknowledge a person as his Purchaser Representative.)

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         _______________________________________________________________________

         _______________________________________________________________________



13. Has any compensation been received or will any compensation be received as a result of the relationships referred to in question 12?

                           [   ] Yes                 [   ] No

         If, "Yes," please explain:

         _______________________________________________________________________

         _______________________________________________________________________



         The above information is supplied by the undersigned solely for use in determining the undersigned's eligibility to act as a Purchaser Representative in connection with the sale referred to herein. Such information is correct to the best of the undersigned's knowledge, information and belief. The undersigned will promptly notify the Company and the Purchaser if prior to the consummation of such sale if such information becomes inaccurate or incomplete.

         The Purchaser Representative hereby affirmatively represents that he has such knowledge and experience in financial and business matters that he, either alone, or together with the Purchaser, is capable of evaluating the merits and risks of the investment contemplated hereby.

         The undersigned Purchaser Representative hereby certifies to the Purchaser that, other than as described above, there is no material relationship between the undersigned or his affiliates and the Company or its Officers and Directors that is mutually understood to be contemplated or that has existed at any time during the previous two years, and that no compensation has or will be received from the Company.

         The undersigned certifies to the best of his knowledge and belief that the information set forth in this statement is true, complete and correct.

         Dated this         day of                   , ___________.



                                          ______________________________________
                                          Signature of Purchaser Representative

                          ACKNOWLEDGMENT OF PURCHASER:

         The undersigned Purchaser hereby confirms that he has read the information disclosed by the Purchaser Representative in response to the foregoing Questionnaire and does hereby acknowledge in writing said Purchaser Representative to be his Purchaser Representative in connection with his purchase of the stock.

         Dated this         day of                   , ________.




                                            ____________________________________
                                            Signature of Subscriber